ADVANCED SERIES TRUST

AST Large-Cap Core Portfolio

Supplement dated August 28, 2024 to the

Summary Prospectus, Prospectus and Statement of Additional Information,

each dated May 1, 2024, as supplemented

This supplement should be read in conjunction with the Summary Prospectus for the AST Large-Cap Core Portfolio (the Portfolio), and the Prospectus and the Statement of Additional Information (the SAI) for the Advanced Series Trust (the Trust). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

New Subadvisory Arrangements, Name Change, and Investment Strategy Change

On August 23, 2024, the Board of Trustees of the Trust (the Board) approved: (i) new subadvisory agreements with ClearBridge Investments, LLC and Dimensional Fund Advisors, LP to serve as additional subadvisers to the Portfolio alongside J.P. Morgan Investment Management Inc. and PGIM Quantitative Solutions LLC; (ii) certain revisions to the principal investment strategies of the Portfolio to reflect the different mix of subadvisers to the Portfolio; and (iii) revisions to the Portfolio’s management fee schedule, which are expected to lower the Portfolio’s effective management fee. In connection with these changes, the Portfolio’s name will change to “AST Large Cap Equity Portfolio.” These changes are expected to become effective on or about January 27, 2025.

In addition, the Board approved, subject to shareholder approval, the reorganizations of each of the AST ClearBridge Dividend Growth Portfolio, AST T. Rowe Price Natural Resources Portfolio, AST Cohen & Steers Realty Portfolio and AST MFS Global Equity Portfolio (collectively, the Target Portfolios), each a series of the Trust, into the Portfolio (the Reorganizations). The above changes are contingent on approval of the Reorganizations by shareholders of the Target Portfolios.

If the Reorganizations are approved, more detailed information will be provided in a supplement to the Portfolio’s Summary Prospectus, Prospectus and SAI in December 2024.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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